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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): APRIL 13, 2004

                               NAVARRE CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

          MINNESOTA                      0-22982                 41-1704319
----------------------------           ------------          -------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
      of incorporation)                File Number)          Identification No.)

                   7400 49TH AVENUE NORTH, NEW HOPE, MN 55428
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (763) 535-8333

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ITEM 5. OTHER EVENTS.

Navarre Corporation announced on April 13, 2004 that its subsidiary Encore Software, Inc. has entered into an exclusive co-publishing agreement with Riverdeep, Inc. for the sales and marketing of Riverdeep products in the United States retail marketplace. Riverdeep is a leading developer of interactive products in the education and productivity markets and is best known for its strong consumer productivity and education titles published under the Broderbund and The Learning Company labels. Riverdeep's best-selling brands include The Print Shop, Print Master, 3D Home Architect, Reader Rabbit(R), Mavis Beacon and Kid Pix.

Under the terms of this five-year agreement, Encore will be responsible for the sales, marketing and distribution of a majority of Riverdeep's interactive content, including computer software, interactive DVD products and other interactive electronic educational products into a majority of retail channels in the U.S. Encore will assume Riverdeep's total United States retail channel management commencing in early 2005. Riverdeep will continue to focus on content development, as well as sales directly to schools, direct to consumer, OEM and premium markets.

A copy of a press release regarding the announcement is incorporated herein and attached hereto as Exhibit 99.1.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits

10.1 Form of License and Distribution Agreement (Manufacturing Rights)(2004-2005) between Riverdeep Inc. and Encore Software, Inc. dated as of March 29, 2004.*

10.2 Form of License and Distribution Agreement (Manufacturing Rights)(2005-2007) between Riverdeep Inc. and Encore Software, Inc. dated as of March 29, 2004.*

10.3 Form of Addendum #1 to Licensing and Distribution Agreements (2004-2005 and 2005-2007) between Riverdeep, Inc. and Encore Software, Inc. dated as of April 13, 2004.*

99.1     Press Release dated April 13, 2004

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* Portions of such exhibit are treated as confidential pursuant to a request for confidential treatment filed with the Commission by the Registrant.

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            NAVARRE CORPORATION

                                            By: /s/ Eric H. Paulson
                                            -----------------------
                                            Eric H. Paulson
                                            Chairman of the Board, President and
                                            Chief Executive Officer

Dated: April 15, 2004

                                  EXHIBIT INDEX

Exhibit No. 10.1 Form of License and Distribution Agreement (Manufacturing Rights)(2004-2005) between Riverdeep Inc. and Encore Software, Inc. dated as of March 29, 2004.*

Exhibit No. 10.2 Form of License and Distribution Agreement (Manufacturing Rights)(2005-2007) between Riverdeep Inc. and Encore Software, Inc. dated as of March 29, 2004.*

Exhibit No. 10.3 Form of Addendum #1 to Licensing and Distribution Agreements (2004-2005 and 2005-2007) between Riverdeep, Inc. and Encore Software, Inc. dated as of April 13, 2004.*

Exhibit No. 99.1 Press Release dated April 13, 2004.

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* Portions of such exhibit are treated as confidential pursuant to a request for confidential treatment filed with the Commission by the Registrant.